UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2020

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On December 20, 2020, Viasat, Inc., a Delaware corporation (“Viasat”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Viasat, Royal Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Viasat (“Acquisition Sub”), and RigNet, Inc., a Delaware corporation (“RigNet”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into RigNet (the “Merger”), with RigNet continuing as the surviving entity and a wholly owned subsidiary of Viasat. Each of the board of directors of Viasat and the board of directors of RigNet (the “RigNet Board”) have unanimously approved the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of common stock of RigNet, par value $0.001 per share (the “RigNet Common Stock”), issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.1845 (the “Exchange Ratio”) fully paid and non-assessable shares of common stock of Viasat, par value $0.0001 per share (“Viasat Common Stock”) (such consideration collectively, the “Merger Consideration”).

At the Effective Time, (i) each RigNet option (“RigNet Option”) held by an individual who, as of immediately after the Effective Time, is an employee of Viasat within the meaning of Form S-8 that is outstanding and unexercised, whether vested or unvested, immediately prior the Effective Time (each, an “Assumed RigNet Option”) will be assumed by Viasat and converted automatically into an option to purchase shares of Viasat Common Stock on the same terms and conditions (including applicable vesting, exercise and expiration provisions) as applied to such Assumed RigNet Option immediately prior to the Effective Time (with the number of options and exercise price being adjusted based on the Exchange Ratio); (ii) each RigNet Option that is not an Assumed RigNet Option will accelerate in full and be terminated for no consideration; (iii) each award of RigNet restricted stock units (“RigNet RSU”) (a) that is held by an individual who, as of immediately after the Effective Time, is an employee of Viasat within the meaning of Form S-8, (b) that is outstanding immediately prior to the Effective Time and (c) that vests solely on the basis of continued employment or service (as opposed to performance vesting) (each, an “Assumed RigNet RSU Award”) will be assumed by Viasat and converted automatically into a restricted stock unit award with respect to shares of Viasat Common Stock and will otherwise remain subject to the same vesting, settlement and other terms and conditions that applied to the underlying Assumed RigNet RSU Award immediately prior to the Effective Time based on the Exchange Ratio; (iv) each RigNet RSU (other than a Deferred RigNet RSU (as defined below)) that is not an Assumed RigNet RSU Award will accelerate in full and be settled in shares of Viasat Common Stock as of immediately prior to the Effective Time; and (v) each RigNet RSU that is subject to, and not exempt from the requirements of, Section 409A of the Internal Revenue Code of 1986, as amended (each a “Deferred RigNet RSU”) will be treated in accordance with the terms of the Merger Agreement.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) a registration statement on Form S-4 to be filed in connection with the Merger shall have become effective; (ii) the adoption of the Merger Agreement by holders of a majority of the outstanding shares of RigNet Common Stock; (iii) the expiration or termination of review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) the receipt of certain other material regulatory consents and approvals; (v) the authorization for listing of shares of Viasat Common Stock to be issued in the Merger on Nasdaq; (vi) the absence of any court order or regulatory injunction prohibiting completion of the Merger; (vii) subject to specified materiality standards, the accuracy of the representations and warranties of each party; (viii) compliance by each party in all material respects with its covenants; (ix) the absence of any effects that have constituted or resulted in, or would reasonably be expected to constitute or result in, a material adverse effect with respect to either party; and (x) the receipt by each party of certain closing tax opinions.

RigNet has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative acquisition proposals. Additionally, the RigNet Board is required to recommend the adoption of the Merger Agreement to its stockholders, subject to certain exceptions. Prior to the approval of the transaction-related proposals by the RigNet stockholders, the RigNet Board may change its recommendation in response to an unsolicited proposal for an alternative transaction, if the RigNet Board determines in good faith after consultation with its outside legal counsel and financial advisor that the proposal constitutes a “Company Superior Proposal” (as defined in the Merger Agreement), and that failure to take such action would reasonably be expected to be inconsistent with their fiduciary duties to RigNet and its stockholders under applicable law, subject to complying with certain procedures set forth in the Merger Agreement. Prior to the approval of the transaction-related proposals by the RigNet stockholders, the RigNet Board may also change its recommendation if a “Company Intervening Event” (as defined in the Merger Agreement) occurs, and the RigNet Board determines in good faith after consultation with its outside legal counsel and financial advisor that failing to change its recommendation would reasonably expected to be inconsistent with its fiduciary duties, subject to complying with certain procedures set forth in the Merger Agreement.

Viasat and RigNet have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of Viasat’s and RigNet’s business between the date of the signing of the Merger Agreement and the closing date of the Merger and (ii) the efforts of the parties to cause the Merger to be completed, including actions which may be necessary to obtain the required regulatory consents and approvals for the transaction.

The Merger Agreement contains certain customary termination rights for Viasat and RigNet, including, among others, (i) the right to terminate with mutual written consent, (ii) the right of either party to terminate if the Merger is not completed by September 30, 2021 (subject to certain extensions in the event that certain regulatory closing conditions remain outstanding), (iii) the right of either party to terminate if a relevant legal restraint makes consummation of the Merger illegal, (iv) the right of Viasat to terminate if the RigNet Board withholds, changes or fails to reaffirm its recommendation to approve the Merger, (v) the right of RigNet to terminate if the RigNet Board authorizes, and RigNet enters into a definitive agreement with respect to, a Company Superior Proposal, (vi) the right of either party to terminate if RigNet’s stockholders fail to adopt the Merger Agreement, and (vii) the right of either party to terminate due to a material breach by the other party of any of its representations, warranties or covenants (which is not cured within 30 days after written notice of such breach) which would result in the closing conditions not being satisfied.

The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, including when such termination is in connection with RigNet entering into an agreement for a Company Superior Proposal, RigNet may be required to pay Viasat a termination fee equal to $5.5 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Viasat, RigNet or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Viasat, RigNet or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Viasat’s or RigNet’s public disclosures.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, Viasat and Digital Oilfield Investments LP, an affiliate of Kohlberg Kravis Roberts & Co. (the “Stockholder”), entered into a support agreement (the “Support Agreement”). Pursuant to the Support Agreement, the Stockholder agreed to, among other things, vote all of its shares in RigNet that it owns as of the record date for the RigNet stockholder meeting (i) in favor of the adoption of the Merger Agreement, (ii) against any acquisition proposal, and (iii) against any proposal, action or agreement that would reasonably be expected to impede, interfere with, delay or postpone, prevent or otherwise impair the Merger or the other transactions contemplated by the Merger Agreement.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 21, 2020, Viasat issued a press release captioned “Viasat Announces Definitive Agreement to Acquire RigNet.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 21, 2020, Viasat provided supplemental information regarding the Merger in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where to Find It

Viasat will file with the SEC a registration statement on Form S-4, which will include the proxy statement of RigNet that also constitutes a prospectus of Viasat (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIASAT, RIGNET, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on Viasat’s website at https://www.viasat.com (for documents filed with the SEC by Viasat) or on RigNet’s website at https://www.rig.net (for documents filed with the SEC by RigNet).

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Viasat, RigNet, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Viasat’s directors and executive officers is contained in Viasat’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and its Definitive Proxy Statement on Schedule 14A, dated July 23, 2020, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of RigNet is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 11, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 30, 2020.

Forward-Looking Statements

This communication contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat and RigNet operate and the beliefs and assumptions of their respective management. The parties use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, statements that refer to the benefits of and realization of synergies from the RigNet acquisition, including expected resulting enhancements to Viasat’s systems and services and the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities of Viasat, RigNet or the combined company; integration activities; the anticipated value of the combined business to Viasat and stakeholders; the expected performance of RigNet’s technologies; expected impact of the acquisition on Viasat’s results of operations and financial condition; anticipated growth and trends in the business or key markets of Viasat, RigNet and the combined company; the approval and closing of the merger, including the need for stockholder approval and the satisfaction of closing conditions; and plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and uncertainties related to the pending merger, including the failure to obtain, or delays in obtaining, required regulatory approval; the risk that such approval may result in the imposition of conditions that could adversely affect Viasat, RigNet or the expected benefits of the proposed transaction; the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all; the ability of Viasat to successfully integrate RigNet operations, technologies and employees; the ability to realize anticipated benefits and synergies of the acquisition, including the expectation of enhancements to Viasat’s products and services, greater revenue opportunities, operating efficiencies, and cost savings; the ability to ensure continued performance and market growth of RigNet’s business; changes in the global business environment and economic conditions; the availability and cost of credit; the ability to successfully develop, introduce, and sell new products and enhancements; changes in relationships with key customers, suppliers, distributors, resellers, and others as a result of the acquisition; Viasat’s and RigNet’s reliance on a limited number of third parties to manufacture and supply their respective products; the risk of litigation or regulatory actions to Viasat and/or RigNet; inability to retain key personnel; the impact of the COVID-19 pandemic on Viasat’s and RigNet’s business, suppliers, customers, and employees or the overall economy; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat’s and RigNet’s SEC filings available at www.sec.gov, including Viasat’s and RigNet’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC, including the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of December 20, 2020, by and among Viasat, Inc., Royal Acquisition Sub, Inc. and RigNet, Inc.

10.1	Support Agreement, dated as of December 20, 2020, by and between Viasat, Inc. and Digital Oilfield Investments LP

99.1	Press Release, dated December 21, 2020, issued by Viasat Inc.

99.2	Investor Presentation, dated December 21, 2020

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Viasat agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: December 21, 2020	By:	/s/ Paul Castor
	Name:	Paul Castor
	Title:	Vice President, Chief Corporate Counsel

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